UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2008

ENERGY COMPOSITES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52397	88-0409170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Commerce Drive, Wisconsin Rapids, WI  54494
(Address of principal executive offices) (Zip Code)

(715) 421-2060
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Auditor Dismissal

On October 23, 2008, the Board of Directors of Energy Composites Corporation (“we,” “us,” “our”) determined to dismiss Kyle L. Tingle, CPA, LLC (“Tingle”) as our independent registered public accounting firm, effective immediately.

Tingle’s audit reports on our financial statements as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has limited operations and has no established source of revenue.  This raises substantial doubt about its ability to continue as a going concern.  Management’s plan in regard to these matters is also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with Tingle’s audits for the years ended December 31, 2007 and 2006, and through the date hereof, there have been no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Tingle’s satisfaction, would have caused Tingle to make reference in connection with their opinion to the subject matter of the disagreement, or “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

We have provided Tingle with a copy of the foregoing disclosures.  A letter from Tingle is attached as Exhibit 16.1 to this Form 8-K.

Auditor Engagement

On October 23, 2008, our Board of Directors determined to engage Carver Moquist & O’Connor, LLC (“Carver Moquist”) as our new independent registered public accountants to audit our financial statements for the year ending December 31, 2008.  During the two most recent years and through the date hereof, we have not consulted with Carver Moquist regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Carver Moquist concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Kyle L. Tingle, CPA, LLC to the Securities and Exchange Commission, dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY COMPOSITES CORPORATION

October 23, 2008	By:	/s/ Samuel W. Fairchild
Samuel W. Fairchild
Chief Executive Officer

Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Kyle L. Tingle, CPA, LLC to the Securities and Exchange Commission, dated October 23, 2008.